Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Long SpaceX ETF (SPCU)

(the “Fund”)

listed on NYSE Arca, Inc.

June 12, 2026

Supplement to the Summary Prospectus dated June 11, 2026,

and Prospectus and Statement of Additional Information (SAI),

each dated June 5, 2026

Effective immediately, the Fund’s listing exchange has been changed as set forth in the chart below. Accordingly, all references to the Fund’s listing exchange in the Prospectus and Statement of Additional Information (“SAI”) are hereby amended and restated to reflect the Fund’s new listing exchange.

Current Exchange	New Exchange
NYSE Arca, Inc.	Cboe BZX Exchange, Inc.

Please retain this Supplement for future reference.